UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 2, 2024
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
P.O. Box 619100
Dallas, TX
75261-9100
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange
0.625% Notes due 2024	KMB24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Kimberly-Clark Corporation (the “Corporation”) held on May 2, 2024 (the “Annual Meeting”), the stockholders of the Corporation approved the adoption of an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to limit certain officer liability as permitted by the Delaware General Corporation Law (“DGCL”) and to make other technical changes, as further described in the Corporation’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2024. Specifically, the Restated Certificate limits the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty) in limited circumstances. The Restated Certificate also provides that if the DGCL is further amended to eliminate or limit the personal liability of officers, the liability of officers will be limited to the fullest extent permitted by law, as so amended. The Corporation filed the Restated Certificate with the Secretary of State of the State of Delaware and the Restated Certificate became effective on May 2, 2024.

The foregoing summary and description of the provisions of the Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is filed as Exhibit (3)a with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Corporation held its 2024 Annual Meeting of Stockholders on May 2, 2024.

(b)    The stockholders (1) elected all of the Corporation’s nominees for director, (2) ratified the selection of Deloitte & Touche LLP as our independent auditors for 2024, (3) approved the compensation of our named executive officers on an advisory basis and (4) approved the adoption of an Amended and Restated Certificate of Incorporation to limit certain officer liability and make other technical changes.

The final voting results on each of the matters submitted to a vote are as follows:

1.Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sylvia M. Burwell	244,655,288	1,259,613	675,657	45,484,661
John W. Culver	243,017,406	2,859,340	713,812	45,484,661
Michael D. Hsu	230,236,166	14,336,247	2,017,964	45,484,661
Mae C. Jemison, M.D.	234,721,729	11,178,486	690,343	45,484,661
Deeptha Khanna	244,735,057	1,152,881	702,619	45,484,661
S. Todd Maclin	240,330,503	5,545,263	714,792	45,484,661
Deirdre A. Mahlan	218,147,686	27,765,939	676,932	45,484,661
Sherilyn S. McCoy	242,742,026	3,193,479	655,053	45,484,661
Christa S. Quarles	240,393,192	5,517,201	680,165	45,484,661
Jaime A. Ramirez	244,792,118	1,090,717	707,722	45,484,661
Dunia A. Shive	238,408,065	7,480,951	701,542	45,484,661
Mark T. Smucker	240,661,047	4,794,444	1,135,067	45,484,661

2.Ratification of Deloitte & Touche LLP as Independent Auditors for 2024:

Votes For	Votes Against	Abstentions
274,671,652	16,605,930	797,637

3.Advisory Approval of Named Executive Officer Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
221,696,267	23,499,170	1,395,121	45,484,661

4.Adoption of an Amended and Restated Certificate of Incorporation to limit certain officer liability and make other technical changes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
217,180,778	28,109,986	1,299,794	45,484,661

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
Exhibit (3)a	Amended and Restated Certificate of Incorporation of Kimberly-Clark Corporation, as amended and restated May 2, 2024.
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	May 2, 2024	By:	/s/ Grant B. McGee
Grant B. McGee Senior Vice President, General Counsel, & Corporate Secretary

Exhibit (3)a

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KIMBERLY-CLARK CORPORATION

May 2, 2024

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
KIMBERLY-CLARK CORPORATION

Kimberly-Clark Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1. The name of the Corporation is Kimberly-Clark Corporation.
2. The original Certificate of Incorporation of the Corporation (“Original Certificate”) was filed with the Secretary of State of the State of Delaware on June 29, 1928.
3. This Amended and Restated Certificate of Incorporation, which both restates and amends the provisions of the Original Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4. The text of the Original Certificate is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of this Corporation is KIMBERLY-CLARK CORPORATION.

ARTICLE II

Its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name and address of its registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”). The Corporation shall possess and may exercise all powers and privileges necessary or convenient to effect such purpose and all powers and privileges now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the DGCL.

ARTICLE IV

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is one billion, two hundred and twenty million (1,220,000,000) shares which shall be divided into two classes as follows:

(a)    Twenty million (20,000,000) shares of Preferred Stock without par value; and

(b)    One billion, two hundred million (1,200,000,000) shares of Common Stock of the par value of One Dollar and Twenty-five Cents ($1.25) per Share.

ARTICLE V

A statement of the voting powers and of the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each class of stock of the Corporation, is as follows:

(1) In General

No holders of shares of this Corporation of any class, or of bonds, debentures or other securities convertible into stock of any class, shall be entitled as of right to subscribe for, purchase, or receive any stock of any class whether now or hereafter authorized, or any bonds, debentures or other securities whether now or hereafter authorized, convertible into stock of any class, or any stock into which said bonds, debentures or other securities may be convertible, and all such additional shares of stock, debentures or other securities, together with the stock into which the same may be converted, may be issued and disposed of by the Board of Directors to such persons and on such terms and for such consideration (as far as may be permitted by law) as the Board of Directors in its absolute discretion may deem advisable.

    All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of this Certificate of Incorporation.

    (2)    Preferred Stock

    The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is also expressly authorized to fix: the consideration for which the shares of such series are to be issued; the number of shares constituting such series; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; the redemption price or prices and other terms of redemption, if any, for shares of such series; and any and all other preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof pertaining to shares of such series.

    (3)    Common Stock

    (a)    Subject to preferences and rights to which holders of stock other than the Common Stock may have become entitled by resolution or resolutions of the Board of Directors as hereinbefore provided, such dividends (payable in cash, stock, or otherwise) as may be determined by the Board of Directors may be declared and paid out of funds legally available therefor upon the Common Stock from time to time.

    (b)    In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the Common Stock shall be entitled to share ratably in all assets available for distribution to the shareholders, subject to preferences and rights to which the holders of stock other than the Common Stock may have become entitled by resolution or resolutions of the Board of Directors as hereinbefore provided.

    (c)    The holders of Common Stock shall be entitled to one vote for each of the shares held by them of record at the time for determining holders thereof entitled to vote.

ARTICLE VI

    (1)    The number of authorized shares of any class or classes of stock may be increased or decreased by the approval of the holders of a majority of all of the stock of the Corporation entitled to vote thereon, except to the extent that, in the resolution or resolutions providing for the issuance of a class or series of stock, the Board of Directors shall specify that approval of the holders of one or more classes or series of stock shall be required to increase or decrease the number of authorized shares of one or more classes or series of stock.

    (2)    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

    (3)    Meetings of stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors, (ii) the Chair of the Board, (iii) the Chief Executive Officer, or (iv) the Chair of the Board or the Secretary of the Corporation at the written request of the stockholder or stockholders owning (as defined in the By-Laws of the Corporation) not less than fifteen percent (15%) in voting power of the issued and outstanding shares of capital stock entitled to vote on any business proposed to be considered at such special meeting that complies with the requirements and procedures for calling a special meeting of stockholders as may be set forth in the By-Laws of the Corporation, as may be amended from time to time.

ARTICLE VII

    The private property of the stockholders of the Corporation shall not be subject to the payment of corporate debts to any extent whatever.

ARTICLE VIII

    (1)    Power of the Board of Directors. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

    (a)    to make, alter, amend or repeal the By-Laws of the Corporation; provided, however, that no By-Laws hereafter adopted shall invalidate any prior act of the Board of Directors that would have been valid if such By-Laws had not been adopted;

    (b)    to determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to direct the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors, to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, and the notice requirements for, Board meetings, as well as quorum and voting requirements (except as otherwise provided in this Certificate of Incorporation) for, and the manner of taking, Board action; and

    (c)    to exercise all such powers and do all such acts as may be exercised by the Corporation, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and any By-Laws of the Corporation.

    (2)    Number of Directors. The number of Directors constituting the entire Board of Directors shall be as authorized from time to time exclusively by the affirmative vote of a majority of the entire Board of Directors. As used in this Certificate of Incorporation, the term "entire Board of Directors" means the total authorized number of Directors that the Corporation would have if there were no vacancies.

    (3)    Terms of Directors. At each annual meeting of stockholders of the Corporation, Directors shall be elected for terms expiring at the next succeeding annual meeting of stockholders of the Corporation, with each Director to hold office until his or her successor shall have been duly elected and qualified.

    (4)    Nominations. Subject to the rights of holders of any series of Preferred Stock or any other class of capital stock of the Corporation (other than the Common Stock) then outstanding, nominations for the election of Directors may be made by the affirmative vote of a majority of the entire Board of Directors or by any stockholder of record entitled to vote generally in the election of Directors. However, any stockholder of record entitled to vote generally in the election of Directors may nominate one or more persons for election as Directors at a meeting only if a written notice of such stockholder's intent to make such nomination or nominations, meeting the requirements described below, has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation, and received by the Corporation, not less than 75 days nor more than 100 days prior to the meeting; provided, however, that in the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of meeting was mailed or such public disclosure was made, whichever first occurs. Each such notice to the Secretary shall set forth: (i) the name and address of record of the stockholder who intends to make the nomination; (ii) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a Director of the Corporation if so elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a Director of the Corporation. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

    (5)    Vacancies. Subject to the rights of the holders of any series of Preferred Stock or any other class of capital stock of the Corporation (other than the Common Stock) then outstanding, any vacancies in the Board of Directors for any reason and any newly created Directorships resulting by reason of any increase in the number of Directors may be filled only by the Board of Directors, acting by the affirmative vote of a majority of the remaining Directors then in office, although less than a quorum. Any Director elected or appointed to fill a vacancy shall hold office until the next election of Directors and until his or her successor is elected and qualified.

    (6)    Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock or any other class of capital stock of the Corporation

(other than the Common Stock) then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time prior to the expiration of his, her or their term of office, with or without cause, by the affirmative vote of at least a majority of the voting power of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of Directors, voting together as a single class.

ARTICLE IX

    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the Court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE X

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

ARTICLE XI

    No Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such Director as a Director or such officer as an officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

WITNESS WHEREOF, Kimberly-Clark Corporation. has caused this Certificate of Incorporation to be executed by its duly authorized officer on this 2nd day of May, 2024.

KIMBERLY-CLARK CORPORATION

By:	/s/ Grant B. McGee
Grant B. McGee Senior Vice President, General Counsel, & Corporate Secretary

[Signature Page to Amended and Restated Certificate of Incorporation]